SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 28, 2004
                                                        (October 28, 2004)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9318                                            13-2670991
(Commission File Number)                       (IRS Employer Identification No.)


One Franklin Parkway, San Mateo, California                              94403
     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable

Item 2.02.   Results of Operations and Financial Condition

On October 28, 2004, Franklin Resources, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).



Item 7.01.   Regulation FD Disclosure

The information furnished pursuant to Item 2.02, "Results of Operations and Financial Condition", is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKLIN RESOURCES, INC.
                                   (Registrant)


Date: October 28, 2004             /s/ James R. Baio
                                   ----------------------------
                                   James R. Baio
                                   Senior Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

99.1                    Press Release issued on October 28, 2004 by Franklin
                        Resources, Inc.